Note 9 - Restricted Net Assets	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Restricted Assets Disclosure [Text Block]
9.	Restricted net asset

As a result of PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. As of December 31, 2020 and September 30, 2021, amounts restricted were the net assets of the Company’s PRC subsidiaries, which amounted to nil.